================================================================================

--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                                  July 31, 1998
--------------------------------------------------------------------------------


                                   Value Line
                                   Aggressive
                                  Income Trust


                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Aggressive Income Trust

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

During the six months ended July 31, 1998 the total return of the Value Line Aggressive Income Trust was 4.96%. The Lehman Brothers High Yield Index, a proxy for the overall high-yield market, returned 3.24% over the same period.

Thus far in 1998, we have seen record levels of high-yield (below investment-grade) bond issuance, as companies have taken advantage of low interest rates and increasing amounts of capital dedicated to high-yield bonds. And although performance has been satisfactory, this increase in supply has put downward pressure on high-yield Bond prices thereby increasing yields. In addition, incremental volatility in the equity and U.S. Treasury bond markets caused in part by international/emerging market turmoil has also negatively impacted the high-yield market by driving prices lower. Furthermore, increased credit risks in the form of a possible global economic deceleration looming larger on the horizon has also begun to increase the yield premium that high-yield bonds must provide. We believe high-yield bonds remain fundamentally attractive, however, and expect any protracted weakness will ultimately be met with adequate demand.

Among the investments held by the Trust are those in the telecommunications industry, both domestic and international. Our posture remains bullish on this industry for two main reasons: technological advancement and statutory deregulation. Both have created new opportunities and opened previously closed markets to new competitors. The high-yield market has become a primary source of capital for companies funding substantial telecommunications infrastructure projects, and we believe many of these projects represent very attractive investments. In addition, our exposure to cable television has been increased, as we believe several high profile equity infusions into the industry will only emphasize the value of cable's high capacity residential interface. Radio is another field we view favorably, as many companies continue to realize efficiencies afforded by the deregulation of the broadcasting industry. We continue to underweight commodity industries such as paper, chemicals, steel and mining, as slowing global demand for these products has put pressure on realizable prices. In addition, domestic producers have experienced a weakened competitive position compared to foreign companies who have benefited from their currency depreciating relative to the U.S. dollar.

This has been an especially volatile period for the financial markets in general, and high-yield bonds in particular. Liquidity, an improving but historically lacking characteristic of the high-yield market, has recently become more dearly valued. This is evidenced by the recent outperfomance of large capitalization equities and U.S. Treasuries. Should this emphasis on liquidity increase, high-yield bonds may tend to underperform. Other heightened risks, as mentioned above, include growing international turmoil and an already unusually lengthy economic expansion. Longer term, however, we maintain a fundamentally positive outlook on the high-yield bond asset class due to its historically attractive risk/return profile.

We thank you for the confidence you have placed in The Value Line Aggressive Income Trust and we look forward to serving your investments needs in the future.


                                           Sincerely,

                                           /s/ Jean Bernhard Buttner

                                           Jean Bernhard Buttner
                                           Chairman and President

September 18, 1998

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2

                                              Value Line Aggressive Income Trust

Aggressive Income Trust Shareholders
--------------------------------------------------------------------------------

Economic Observations

The U.S. economy has slowed considerably since the early part of this year, principally as a result of the fallout from the deepening financial crises that now engulfs Asia, Russia, and parts of Latin America. As such, this nation's gross domestic product, which expanded at a frenetic 5.5% pace in the opening three months of 1998, increased by just a modest 1.6% rate in the second quarter. Moreover, based on the data released since then, we do not think that the expansion will strengthen appreciably over the final months of the year.

At this point, though, we do not believe that this slower pace of economic activity is the opening act in a serious business downturn. Our sense is that the global crises will gradually recede over the next year and that the ongoing low rate of inflation in this country will encourage the Federal Reserve to perhaps relax the monetary reins a bit over the next several quarters. The combination of low inflation and stable-to-lower interest rates should, in turn, help to keep this nation's economy moving forward, albeit slowly, in 1999.

But even a modest deceleration in U.S. economic activity is likely to mean a further slowing in corporate profit growth. Even after the sharp declines of the past two months, such a slowing in profit growth could well lead to further accentuated volatility in both the stock and bond markets in the months ahead.


Performance Data:*
                                1 year ended      5 years ended   10 years ended
                                   6/30/98           6/30/98          6/30/98
                                 -----------------------------------------------
Average Annual Total Return*       12.56%            11.86%           10.81%

                                1 year ended      5 years ended   10 years ended
                                   7/31/98           7/31/98          7/31/98
                                ------------------------------------------------
Average Annual Total Return*       10.83%            11.94%           10.88%


* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital-gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


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                                                                               3

Value Line Aggressive Income Trust

Schedule of Investments
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
UNITS (6.9%)

               CABLE TV (1.1%)
  $2,000,000   Onepoint Communications Corp., (consisting of 141/2%, Senior Notes and
                 Warrants to purchase .635 shares of Common Stock, @ $.01/share,
                 Warrants expire 6/1/08) due 6/1/08 (1)....................................  $ 1,920,000

               ENTERTAINMENT (1.7%)
   3,000,000   TVN Entertainment Corp., (consisting of 14%, Senior Notes and Warrants to purchase 10.777 shares of Common Stock, @ $.01/share, Warrants
                 expire 8/1/08) due 8/1/08(1)..............................................    3,015,000

               FOREIGN TELECOMMUNICATION (1.9%)
   5,000,000     Viatel Inc.,  (consisting  of Senior  Discount  Notes and .5032 shares of Series "A", PIK,  Preferred Stock,  zero coupon until
                 4/15/03, 12 1/2%, thereafter), due 4/01/08 (1)                                3,287,500

               TELCOMMUNICATION SERVICES (2.2%)
   7,250,000   DTI Holdings Inc., (consisting of Senior Discount Notes and 5 Warrants to purchase 7.76 shares of Common Stock, @ $.01/share, Warrants expire 3/1/03
                 zero coupon until 3/1/03, 12 1/2%, thereafter), due 3/1/08 (1)............    3,860,625
                                                                                             -----------

               TOTAL UNITS (Cost $12,329,111) .............................................   12,083,125
                                                                                             -----------

CORPORATE BONDS & NOTES (76.4%)

               ADVERTISING (1.8%)
   3,000,000   Outdoor Systems, Inc., Senior Sub. Notes, 8 7/8%, 6/15/07...................    3,165,000

               CABLE TV (11.2%)
   3,000,000   Adelphia Communications Corp., Senior Notes, Series "B", 9 7/8%, 3/1/07.....    3,277,500
   3,000,000   Century Communications Corp., Senior Notes, 8 3/4%, 10/1/07.................    3,202,500
     500,000   Classic Cable Inc., Senior Sub. Notes, 9 7/8%, 8/1/08(1)....................      522,500
   3,000,000   Knology Holdings Inc., Senior Discount Notes, (zero coupon until 10/15/02,
                 11 7/8%, thereafter) 10/15/07.............................................    1,706,250
   1,265,000   Olympus Communications LP Capital Corp., Senior Notes, Series "B",
                 10 5/8%, 11/15/06.........................................................    1,391,500
   3,000,000   Optel Inc., Senior Notes, Series "B", 13%, 2/15/05..........................    3,292,500
   3,000,000   Rogers Cablesystems Ltd., Senior Secured Second Priority Debenture,
                 10%, 12/1/07..............................................................    3,337,500
   5,000,000   21st Century Telecom Group, Senior Discount Notes, (zero coupon until 2/15/03,
                 12 1/4%, thereafter) 2/15/08..............................................    2,800,000
                                                                                             -----------
                                                                                              19,530,250


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4

                                              Value Line Aggressive Income Trust

                                                       July 31, 1998 (unaudited)
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
               ENTERTAINMENT (9.2%)
 $ 2,000,000   Albritton Communications Co., Senior Sub. Debentures,
                 Series "B", 9 3/4%, 11/30/07...............................................  $ 2,200,000
   3,000,000   Big City Radio Inc., Senior Discount Notes, (ero coupon until 3/15/01,
                 11 1/4%, thereafter) 3/15/05..............................................    2,340,000
   3,000,000   Chancellor Media Corp., Senior Sub. Notes, Series "B", 8 3/4%, 6/15/07......    3,135,000
   3,000,000   Hollywood Entertainment Corp., Senior Sub. Notes, Series "B", 10 5/8%, 8/15/04  3,045,000
   3,500,000   Radio Unica Corp., Senior Discount Notes, (zero coupon unitl 8/1/02,
                 1 3/4%, thereafter) 8/1/06 (1)...........................................    2,226,875
   3,000,000   Star Choice Communications, Inc., Senior Secured Notes, 13%, 12/15/05.......    3,105,000
                                                                                             -----------
                                                                                              16,051,875

               ENVIRONMENTAL (0.6%)
   1,000,000   GNI Group Inc., Senior Notes, 10 7/8%, 7/15/05 (1)..........................    1,018,750

               FOREIGN TELECOMMUNICATIONS (12.6%)
   3,000,000   Clearnet Communications Inc., Senior Discount Notes,
                 (zero coupon until 12/15/00, 14 3/4%, thereafter) 12/15/05................    2,606,250
   3,500,000   Colt Telecom Group PLC, Senior Discount Notes, (zero coupon until 12/15/01,
                 12%, thereafter), 12/15/06................................................    2,839,375
   3,000,000   Dolphin Telecom PLC, Senior Discount Notes, (zero coupon until 6/1/03,
                 11 1/2%, thereafter), 12/15/06 (1)........................................    1,728,750
   3,000,000   Econophone Inc., Senior Notes, 13 1/2%, 7/15/07.............................    3,352,500
   3,000,000   Esprit Telecommunication Group PLC, Senior Notes, 11 1/2%, 12/15/07.........    3,232,500
   2,000,000   Facilicom International Inc., Senior Notes, 10 1/2%, 1/15/08................    2,020,000
   3,000,000   Microcell Telecommunications, Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 12/1/01, 14%, thereafter), 6/1/06......................    2,325,000
   5,000,000   Telegroup Inc., Senior Discount Notes, (zero coupon until 5/1/00,
                 10 1/2%, thereafter) 11/1/04..............................................    3,950,000
                                                                                             -----------
                                                                                              22,054,375

               FURNITURE/HOME FURNISHINGS (1.6%)
   2,635,000   Cort Furniture Rental Co., Senior Notes, 12%, 9/1/00........................    2,826,038

               HOME APPLIANCE (0.7%)
   1,250,000   Windmere-Durable Holdings, Inc., Senior Sub. Notes, 10%, 7/31/08............    1,275,000

               HOTEL/GAMING (1.7%)
   3,000,000   Trump Atlantic City Associates/Funding Inc., Secured First Mortgage Notes,
                 11 1/4%, 5/1/06...........................................................    2,947,500

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                                                                               5

Value Line Aggressive Income Trust

Schedule of Investments
--------------------------------------------------------------------------------

   Principal
    Amount                                                                                     Value
--------------------------------------------------------------------------------------------------------
               MACHINERY (1.9%)
 $ 3,000,000   International Knife & Saw, Inc., Senior Sub. Notes, 11 3/8%, 11/15/06.......  $ 3,240,000

               MEDICAL SERVICES (3.5%)
   3,000,000   Paragon Health Network, Inc., Senior Sub. Notes, 9 1/2%, 11/1/07 (4)........    3,037,500
   3,000,000   Tenet HealthCare Corp., Senior Sub. Notes, 8 5/8%, 1/15/07..................    3,102,060
                                                                                             -----------
                                                                                               6,139,560

               METAL FABRICATING (1.3%)
   2,000,000   Neenah Corp., Senior Sub. Notes, Series "B" 11 1/8%, 5/1/07.................    2,180,000

               NATURAL GAS--DIVERSIFIED (5.3%)
   2,500,000   Mariner Energy Inc., Senior Sub. Notes, Series "B", 10 1/2%, 8/1/06.........    2,518,750
   3,500,000   National Energy Group Inc., Senior Notes, Series "D", 10 3/4%, 11/1/06......    3,158,750
   3,500,000   Ram Energy, Inc., Senior Notes, 11 1/2%, 2/15/08.............................    3,491,250
                                                                                            -----------
                                                                                               9,168,750

               OILFIELD SERVICES/EQUIPMENT (3.0%)
   2,000,000   Parker Drilling Co., Senior Guaranteed Notes, Series "D", 9 3/4%, 11/15/06..    2,025,000
   3,000,000   Pride Petroleum Services, Inc., Senior Notes, 9 3/8%, 5/1/07................    3,127,500
                                                                                             -----------
                                                                                               5,152,500

               PAPER & FOREST PRODUCTS (1.2%)
   2,000,000   Stone Container Corp., Senior Sub. Units, (consisting of 10 3/4%, Senior Sub.
                 Debentures, Series "B", and 1 1/2% Supplemental Interest Certificates)
                 12 1/4%, 4/1/02...........................................................    2,052,500

               PETROLEUM--PRODUCING (1.1%)
   2,000,000   Coho Energy Inc., Senior Sub. Notes, 8 7/8%, 10/15/07.......................    1,910,000

               RETAIL SPECIAL LINES (2.1%)
   3,600,000   Commemorative Brands Inc., Senior Sub. Notes, 11%, 1/15/07..................    3,645,000

               RETAIL STORE (1.8%)
   3,000,000   Frank's Nursery & Crafts, Inc., Senior Sub. Notes, 10 1/4%, 3/1/08 (1)......    3,090,000

               TELECOMMUNICATION SERVICES (15.8%)
   3,000,000   Allegiance Telecom, Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 2/15/03, 11 3/4%, thereafter) 2/15/08..................    1,586,250
   2,000,000   American Cellular Corp., Senior Notes, 10 1/2%, 5/15/08 (1).................    2,035,000
   2,000,000   Dobson Communications Corp., Senior Notes, 11 3/4%, 4/15/07.................    2,170,000
   5,000,000   GST Network Funding, Inc., Senior Secured Discount Notes,
                 (zero coupon until 5/1/03, 10 1/2%, thereafter) 5/1/08 (1)................    3,106,250

--------------------------------------------------------------------------------
6

                                              Value Line Aggressive Income Trust

                                                       July 31, 1998 (unaudited)
--------------------------------------------------------------------------------

  Principal
  Amount or
  Number of
   Shares                                                                                      Value
--------------------------------------------------------------------------------------------------------
 $ 3,000,000   HighwayMaster Communications Inc., Senior Sub. Notes, Guaranteed,
                 Series "B", 13 3/4%, 9/15/05..............................................  $ 1,942,500
   5,000,000   Hyperion Telecommunications Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 4/15/01, 13%, thereafter) 4/15/03......................    3,862,500
   1,000,000   Intermedia Communications Inc., Senior Discount Notes, Series "B",
                 (zero coupon until 7/15/02, 11 1/4%, thereafter) 7/15/07..................      756,250
   3,000,000   KMC Telecom Holdings Inc., Senior Discount Notes,
                 (zero coupon until 2/15/03, 12 1/2%, thereafter) 2/15/08 (1)..............    1,811,250
   2,000,000   MGC Communications Inc., Senior Secured Notes, Series "B" 13%, 10/1/04......    1,960,000
   3,000,000   Omnipoint Corp., Senior Notes, Series "A", 11 5/8%, 8/15/06.................    3,198,750
   2,000,000   Orion Network Systems, Inc., Senior Discount Notes,
                 (zero coupon until 1/15/02, 12 1/2%, thereafter) 1/15/07..................    1,572,500
   2,000,000   Teligent Inc., Senior Notes, 11 1/2%, 12/1/07...............................    2,050,000
   1,500,000   US Exchange LLC, Senior Notes, 15%, 7/1/08 (1)..............................    1,518,750
                                                                                             -----------
                                                                                              27,570,000
                                                                                             -----------

               TOTAL CORPORATE BONDS & NOTES (Cost $133,625,944) ..........................  133,017,098
                                                                                             -----------

PREFERRED STOCK (5.4%)

               ENTERTAINMENT (3.8%)
       2,000   Cumulus Media, Inc., 13 3/4%, Senior Pfd. Exchangeable Stock,
                 Series "A", 7/1/09(3).....................................................    2,130,000
       1,945   Paxson Communications Corp., 12 1/2%, Senior Pfd. Exchangeable Stock,
                 10/31/06 (3)..............................................................    2,032,525
       2,284   Spanish Broadcasting Systems, Inc., 14 1/4%, Senior Pfd.
                 Exchangeable Stock, 3/15/05 (3)...........................................    2,489,560
                                                                                             -----------
                                                                                               6,652,085

               TELECOMMUNICATION SERVICES (1.6%)
         682   ICG Holdings, Inc., 14 1/4%, Senior Pfd. Exchangeable Stock, 5/1/07 (3).....      816,695
      40,000   IXC Communications, Inc., (Par $50) 6 3/4%, Senior Pfd. Convertible Stock
                 (until 12/31/49), (1)(3)..................................................    1,915,000
                                                                                             -----------
                                                                                               2,731,695
                                                                                             -----------

               TOTAL PREFERRED STOCK (Cost $8,975,571) ....................................    9,383,780
                                                                                             -----------


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                                                                               7

Value Line Aggressive Income Trust

Schedule of Investments
--------------------------------------------------------------------------------

  Number of
  Shares or
   Warrants                                                                                      Value
--------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.4%)

               CABLE TV (0.0%)
       2,000   Optel Inc. (non-voting) (1).................................................     $ 80,000

               FOREIGN TELECOMMUNICATION (0.1%)
       5,235   Primus Telecom Group Inc. ..................................................      105,354

               TELECOMMUNICATION EQUIPMENT (0.0%)
         948   Loral Space & Communications Inc. ..........................................       26,248

               TELECOMMUNICATION SERVICES (0.3%)
       6,001   Advance Radio Telecom Corp..................................................       40,507
      17,657   GST Telecommunications Inc..................................................      240,577
       4,125   ICG Telecommunications Inc..................................................      121,687
       2,190   Intermedia Communications Inc. .............................................       81,030
       2,361   Nextel Communications Inc. .................................................       63,230
                                                                                             -----------
                                                                                                 547,031
                                                                                             -----------

               TOTAL COMMON STOCK (Cost $386,503) .........................................      758,633
                                                                                             -----------

WARRANTS (0.8%)

               CABLE TV (0.0%)
       9,500   American Telecasting Inc. (to purchase Common Stock, @ $12.65/share,
                 expire 6/15/00) (2).......................................................           95

               ENTERTAINMENT (0.3%)
       2,000   Spanish Broadcasting Systems, Inc. (to purchase Common Stock @ $.01/share,
                 expire 6/30/99) (1)(2)....................................................      410,000

               FOREIGN TELECOMMUNICATION (0.4%)
       6,600   Clearnet Communication Inc. (to purchase class "A" non-voting shares,
                 @$16.36/share, expire 9/15/05) (1)(2).....................................       39,600
       1,750   Colt Telecom Group PLC (to purchase 19.698 ordinary shares, @(pound)0.10/share,
                 expire 12/31/06) (1)(2)...................................................      577,500
       2,095   Ionica PLC (to purchase 34.7 shares of Common Stock, @ stg(pound)10/share,
                 expire 8/15/06)(1)(2).....................................................       41,900
       4,000   Microcell Telecommunications Inc. "Conditional" (to purchase 3.072 class "B"
                 non-voting shares, @CAD $.01/share, expire 6/1/06) (1) (2)................       92,000
                                                                                             -----------
                                                                                                 751,000

--------------------------------------------------------------------------------
8

                                              Value Line Aggressive Income Trust

                                                       July 31, 1998 (unaudited)
--------------------------------------------------------------------------------

    Number of
   Warrants or
   Principal
     Amount                                                                                      Value
--------------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (0.1%)
       3,000   Allegiance Telecom Inc. (to purchase .0034224719 shares Common Stock,
                 @$.01/share, expire 2/3/08) (1)(2)........................................ $     60,000
       3,000   HighwayMaster Communication Inc. (to purchase 6.56 shares of Common Stock,
                 @$9.625/share, expire 1/1/00) (1) (2).....................................        6,000
       3,000   KMC Telecom Holdings Inc. (to purchase .21785 shares of Common Stock,
                 @$.01/share, expire 4/15/08) (1)(2).......................................        1,500
       2,000   MGC Communications Inc. (to purchase 8.07 shares of Common Stock,
                 @$.01/share, expire 10/1/04) (1)(2).......................................      170,000
                                                                                             -----------
                                                                                                 237,500
                                                                                             -----------

               TOTAL WARRANTS (Cost $552,188) .............................................    1,398,595
                                                                                             -----------

WARRANTS--CANADIAN (0.1%)

               ENTERTAINMENT (0.1%)
      69,480   Star Choice Communications, Inc. (23.16 Warrants to purchase 1 share of
                 Common stock @$.01/share, expire 12/15/05) (1) (2)........................      153,864
                                                                                             -----------

               TOTAL WARRANTS CANADIAN (Cost $47,501) .....................................      153,864
                                                                                             -----------

               TOTAL INVESTMENT SECURITIES (90.0%) (Cost $155,916,818) ....................  156,795,095

REPURCHASE AGREEMENT (8.6%)
(including accrued interest)
 $14,900,000   Collateralized by $11,630,000 U.S. Treasury Bonds 11 7/8%, due 11/15/03
                 with a value of $15,208,082 (With Morgan Stanley & Co., Inc., 5.58%,
                 dated 7/31/98, due 8/3/98 delivery value $14,906,929).....................   14,902,310

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%) .....................................    2,514,856
                                                                                             -----------

NET ASSETS (100.0%) ....................................................................... $174,212,261
                                                                                            ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER OUTSTANDING SHARE ..................................................................       $ 8.50
                                                                                            ============


(1) 144A Security where certain conditions for public sale may exist.

(2) Non-income producing security.

(3) PIK (Payment-in-kind). Interest payment is made with additional securities.

(4) Name change to Mariner Post Acute Networks effective 8/3/98.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                               9

Value Line Aggressive Income Trust


Statement of Assets and Liabilities
at July 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                       Dollars
                                                                   (in thousands
                                                                       except
                                                                      per share
                                                                       amount)
                                                                    ------------
Assets:
Investment securities, at value
  (cost-- $155,917) ........................................          $ 156,795
Repurchase agreement (cost $14,902) ........................             14,902
Cash .......................................................                 63
Interest receivable ........................................              2,714
Receivable for trust shares sold ...........................                422
                                                                      ---------
    Total Assets ...........................................            174,896
                                                                      ---------

Liabilities:
Payable for trust shares repurchased .......................                133
Dividends payable to shareholders ..........................                375
Accrued expenses:
  Advisory fee .............................................                 93
  Other ....................................................                 83
                                                                      ---------
    Total Liabilities ......................................                684
                                                                      ---------
Net Assets: ................................................          $ 174,212
                                                                      =========

Net Assets:
Capital Stock, at $.01 par value
  (authorized unlimited,
  outstanding 20,489,652 shares
  of beneficial interest) ..................................          $     205
Additional paid-in capital .................................            177,128
Accumulated net realized loss
  on investments ...........................................             (3,999)
Unrealized net appreciation
  of investments ...........................................                878
                                                                      ---------
    Net Assets .............................................          $ 174,212
                                                                      =========

Net Asset Value, Offering and
  Redemption Price
  per Outstanding Share ....................................          $    8.50
                                                                      =========


Statement of Operations
for the Six Months Ended July 31, 1998 (unaudited)
--------------------------------------------------------------------------------
                                                                      Dollars
                                                                  (in thousands)
                                                                  --------------

Investment Income:
Interest income ............................................            $ 7,865
Other income ...............................................                153
                                                                        -------
                                                                          8,018
                                                                        -------

Expenses:
Advisory fee ...............................................                526
Transfer agent fees ........................................                 28
Taxes and other expenses ...................................                 26
Registration and filing fees ...............................                 23
Auditing and legal fees ....................................                 22
Custodian fees .............................................                 19
Printing, checks and stationery ............................                 11
Trustees' fees and expenses ................................                  8
                                                                        -------
    Total Expenses before
      custody credits ......................................                663
    Less custody credits ...................................                 (5)
                                                                        -------
    Net Expenses ...........................................                658
                                                                        -------
Net Investment Income ......................................              7,360
                                                                        -------
Realized and Unrealized Gain/Loss
  on Investments
  Realized Gain--Net .......................................              2,426
  Change in Unrealized
    Appreciation--Net ......................................             (5,667)
                                                                        -------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ...........................................             (3,241)
                                                                        -------
Net Increase in Net Assets
  from Operations ..........................................            $ 4,119
                                                                        =======


See Notes to Financial Statements.
--------------------------------------------------------------------------------
10

Statement of Changes in Net Assets
for the Six Months Ended July 31, 1998 and for the Year Ended January 31, 1998
--------------------------------------------------------------------------------

                                                     Six Months
                                                        Ended        Year Ended
                                                     July 31, 1998   January 31,
                                                      (unaudited)       1998
                                                     ---------------------------
                                                        (Dollars in thousands)

Operations:
  Net investment income ..........................     $   7,360      $   9,202
  Realized gain on investments-Net ...............         2,426          1,969
  Change in net unrealized appreciation ..........        (5,667)         4,599
                                                       ------------------------
  Net increase in net assets from operations .....         4,119         15,770

Distributions to Shareholders:
  Net investment income ..........................        (7,386)        (9,192)
                                                       ------------------------

Trust Share Transactions:
  Net proceeds from sale of shares ...............        76,955        130,541
  Net proceeds from reinvestment of
    distribution to shareholders .................         5,173          6,131
                                                       ------------------------
                                                          82,128        136,672
  Cost of shares repurchased .....................       (51,361)       (80,303)
                                                       ------------------------
  Increase from share transactions ...............        30,767         56,369
                                                       ------------------------

Total Increase in Net Assets .....................        27,500         62,947

Net Assets:
  Beginning of period ............................       146,712         83,765
                                                       ------------------------
  End of period ..................................     $ 174,212      $ 146,712
                                                       ========================

Undistributed net investment at end of period ....     $    --        $      26
                                                       ========================


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              11

Value Line Aggressive Income Trust

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Aggressive Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statments. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. The Trustees have determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock exchange valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine. Short term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market.

(B) Repurchase Agreements. In connection with transacting in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Distributions. It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

--------------------------------------------------------------------------------
12

                                              Value Line Aggressive Income Trust

                                                       July 31, 1998 (unaudited)
--------------------------------------------------------------------------------

(D) Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax or excise tax provision is required.

For the year ended January 31, 1998, permanent book tax differences due to the expiration of capital loss carryovers of $626,000 were reclassified from accumulated net realized loss on investments to additional paid-in capital.

(E) Investments. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount, including original-issue discount required for federal income tax purposes on investments, is earned from settlement date and recognized on the accrual basis.

(F) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2. Trust Share Transactions

Transactions in shares of beneficial interest in the Trust were as follows:

                                                      Six Months
                                                         Ended       Year Ended
                                                      July 31, 1998  January 31,
                                                      (unaudited)      1998
                                                      -------------------------
                                                            (in thousands)
Shares sold ..................................         8,920           15,725
Shares issued to shareholders
  in reinvestment
  of dividends ...............................           601              735
                                                      -------------------------
                                                       9,521           16,460
Shares repurchased ...........................        (5,973)          (9,722)
                                                      -------------------------
Net increase .................................         3,548            6,738
                                                      =========================
3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                  Six Months Ended
                                                    July 31, 1998
                                                     (unaudited)
                                                   --------------
                                                   (in thousands)
PURCHASES:
  Investment Securities .........................     $136,789
                                                      ========
SALES:
  Investment Securities .........................     $111,912
                                                      ========

At July 31, 1998, the aggregate cost of investments in securities for Federal income tax purposes was $155,916,818. The aggregate appreciation and depreciation of investments at July 31, 1998 based on a comparison of investment values and their costs for Federal income tax purposes, was $4,895,099 and $4,016,822, respectively, resulting in a net appreciation of $878,277.

For Federal income tax purposes, the Trust had a capital loss carryover at January 31, 1998 of approximately $6,425,000, of which $3,439,000 will expire in 1999, $600,000 in 2000 and $2,386,000 in 2003. During the year ended January 31,
1998, the Trust utilized prior year's carryover losses of approximately $1,815,000 to offset net realized gains. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

4.  Investment   Advisory  Contract,   Management  Fees  and  Transactions  With
    Affiliates

An  advisory  fee of  $526,060  was paid or payable to Value  Line,  Inc.  ("the
Adviser"), for the six months ended July 31, 1998. This was computed at an annual rate of 3/4 of 1% per year on the first $100 million of the Trust's average daily net assets for the period, and 1/2 of 1% on the average net assets in excess thereof. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust's Trustee, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

--------------------------------------------------------------------------------
                                                                              13

Value Line Aggressive Income Trust

Notes to Financial Statements                          July 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At July 31, 1998, the Adviser owned 886,829 shares of beneficial interest in the Trust, representing 4.33% of the outstanding shares.

In addition, certain officers and trustees owned 133,125 shares of beneficial interest in the Trust, representing .65% of the outstanding shares.


--------------------------------------------------------------------------------
14

                                              Value Line Aggressive Income Trust

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                       Six Months Ended                             Year Ended January 31,
                                         July 31, 1998        -----------------------------------------------------------------
                                         (unaudited)          1998            1997         1996           1995           1994
                                         --------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........            $8.66            $8.21          $7.64          $6.80          $8.00          $7.35
                                         --------------------------------------------------------------------------------------
Income from
  investment operations:
  Net investment income .........              .39              .72            .75            .69            .68            .67
  Net gains or losses on
    securities (both realized
    and unrealized) .............             (.16)             .45            .57            .85          (1.20)           .65
                                         --------------------------------------------------------------------------------------
  Total from investment
    operations ..................              .23             1.17           1.32           1.54           (.52)          1.32
                                         --------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income ...........             (.39)            (.72)          (.75)          (.70)          (.68)          (.67)
                                         --------------------------------------------------------------------------------------
  Change in net assets ..........             (.16)             .45            .57            .84          (1.20)           .65
                                         --------------------------------------------------------------------------------------
Net asset value, end of period ..            $8.50            $8.66          $8.21          $7.64          $6.80          $8.00
                                         =======================================================================================
Total return ....................             4.96%+          14.97%         18.12%         23.79%         (6.66%)        18.74%
                                         =======================================================================================
Ratios/Supplemental Data
Net assets, end of period
  (in thousands) ................         $174,212         $146,712        $83,765        $41,776        $29,760        $46,223
Ratio of expenses to
  average net assets ............              .82%*            .95%          1.10%          1.22%          1.27%          1.20%
Ratio of net investment income
  to average net assets .........             9.19%*           8.60%          9.70%          9.67%          9.23%          8.84%
Portfolio turnover rate .........              .75%+            251%           276%           284%           221%           320%


* Annualized.

+ Not annualized, for six months period only.


See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                                              15

Value Line Aggressive Income Trust

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--The Value Line Income Fund's primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--The Value Line Cash Fund, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value to its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--The Value Line Tax Exempt Fund seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income corporate securities.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
16

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

TRUSTEES              Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nathan Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).


                                                                          501428